                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                             -------------------


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                        Date of Report:  June 11, 1998
                                        ----------------


                          FEDERAL-MOGUL CORPORATION
                          -------------------------
            (Exact name of registrant as specified in its charter)

                                   Michigan
                                   --------
                (State or other jurisdiction of incorporation)

              1-1511                                38-0533580
              ------                                ----------
      (Commission File Number)           (IRS Employer Identification Number)

26555 Northwestern Highway, Southfield, Michigan                 48034
------------------------------------------------                 -----
   (Address of prinicipal executive offices)                   (Zip Code)

                               (248)  354-7700
                               ---------------
             (Registrant's telephone number including area code)





The total number of pages is 10

                   INFORMATION TO BE INCLUDED IN THE REPORT

                                   FORM 8-K


Unaudited Consolidating Condensed Financial Information of Guarantor
Subsidiaries

Certain subsidiaries of the Company (as listed below, collectively the "Guarantor Subsidiaries") have guaranteed fully and unconditionally, on a joint and several basis, the obligation to pay principal and interest under the Company's Senior Credit Agreement with The Chase Manhattan Bank, NA, ("Chase").


T&N Holding Companies                         FM Subsidiaries                            Fel-Pro Subsidiaries
---------------------                         ---------------                            -------------------
Federal-Mogul Dutch Holdings Inc.        Federal-Mogul Venture Corporation              Fel-Pro Chemical Products LP
Federal-Mogul UK Holdings Inc.           Federal-Mogul Global Properties, Inc.          Felt Products Mfg. Co.
Federal-Mogul Global Inc.                Carter Automotive                              Fel-Pro Management Co.
                                         Federal-Mogul Worldwide Inc.



The Company plans to issue publicly a new series of notes ("New Notes") pursuant to the Company's Shelf Registration Statement which will be guaranteed by the Guarantor Subsidiaries. When the New Note Series are issued, the Guarantor Subsidiaries will also guarantee the Company's existing publicly registered Medium-term notes and Senior notes (the "Notes").

The T&N Holding Companies (as listed above) are wholly owned subsidiaries of the Company and were incorporated in January 1998 in order to effectuate the Company's acquisition of T&N plc. These subsidiaries have no operations and act solely as holding companies of subsidiaries which will not provide a guarantee fully and unconditionally on a joint and several basis, the obligation to pay principal and interest of the New Notes or the Notes (the "Guarantees").

In addition, certain other wholly owned subsidiaries of the Company, the FM subsidiaries (as listed above), will provide the Guarantees. The FM Subsidiaries are included in the Company's consolidated financial statements for all periods presented in the Company's Annual Report on Form 10-K dated December 31, 1997.

The Fel-Pro Subsidiaries (as listed above) were acquired on February 24, 1998, are wholly owned subsidiaries of the Company and also will provide the Guarantees.

The financial statements of Felt Products Mfg. Co. were filed with the Securities and Exchange Commission on Form 8-K on April 17, 1998, since the stock of Felt Products Mfg. Co. was pledged as collateral for the Notes. On June 10, 1998, Felt Products Mfg. Co. declared a dividend to the Company whereby substantially all of its assets were transferred to the Company. As a result of the dividend to its parent, Felt Products Mfg. no longer meets the substantial collateral threshold of Rule 3-10 of the Securities and Exchange Commission's Regulation S-X. Therefore, the Company will no longer file separate financial statements of Felt Products Mfg Co.

In lieu of providing separate audited financial statements for the Guarantor Subsidiaries, the Company has included the accompanying unaudited consolidating condensed financial statements based on the Company's understanding of the SEC's interpretation and application of Rule 3-10 of the Securities and Exchange Commission's Regulation S-X and Staff Accounting Bulletin 53. Management does not believe that separate financial statements of the Guarantor Subsidiaries are material to investors. Therefore, separate financial statements and other disclosures concerning the Guarantor Subsidiaries are not presented.


Item 7.
1 Financial Statements and Exhibits

(A)  Financial Statements

     (1) The Unaudited Consolidating Condensed Financial Statements of Federal-Mogul Corporation and Subsidiaries.

(B)  Exhibits
     None

                                  SIGNATURE


                                        FEDERAL-MOGUL CORPORATION



                                        By:  /s/  Kenneth P. Slaby
                                           -------------------------------------
                                                   Kenneth P. Slaby
                                        Title:     Vice President,
                                                   Controller







Dated:  June 11, 1998

FEDERAL-MOGUL CORPORATION
UNAUDITED CONSOLIDATING CONDENSED BALANCE SHEET
MARCH 31, 1998
(MILLIONS OF DOLLARS)


                                                                    (UNCONSOLIDATED)
                                                       ---------------------------------------------
                                                                        GUARANTOR      NON-GUARANTOR
                                                       PARENT          SUBSIDIARIES    SUBSIDIARIES    ELIMINATIONS  CONSOLIDATED
                                                       ------          ------------    -------------   ------------  ------------

Current assets:
 Cash and equivalents                                  $   14.2         $    0.1        $    87.2       $   -         $   101.5
 Accounts receivable                                       88.1             63.3            577.2           -             728.6
 Investment in accounts receivable
  securitization                                             -                -              86.0           -              86.0
 Inventories                                              195.9             36.1            465.5           -             697.5
 Prepaid expenses and income tax benefits                 126.2              4.2            130.6           -             261.0
 Acquired businesses to be divested                          -              50.1            393.7           -             443.8
                                                       --------------------------------------------------------------------------
  Total current assets                                    424.4            153.8          1,740.2           -           2,318.4

Property, plant and equipment                             173.9             76.4          1,218.8           -           1,469.1
Goodwill                                                  298.3            209.8          2,167.8           -           2,675.9
Other intangible assets                                   125.6             17.7            236.1           -             379.4
Business investments and other assets                      68.5             29.7            457.7           -             555.9
Investment in subsidiaries                              3,139.1            730.4              -           (3,869.5)        -
Intercompany accounts, net                               (505.4)         1,502.0           (996.6)           -             -
                                                      --------------------------------------------------------------------------
  Total assets                                         $3,724.4         $2,719.8         $4,824,0         (3,869.5)     7,398.7
                                                      ==========================================================================

Current liabilities:
 Short-term debt, including current portion of
  long-term debt                                       $  541.5        $    1.5         $  294.8       $    -         $  837.8
 Accounts payable                                          84.0            18.4            315.8            -            418.2
 Accrued compensation                                      24.3            27.9            110.0            -            162.2
 Restructuring and rationalization reserves                14.9             -              173.7            -            188.6
 Payable to T&N plc shareholders                            -               -               60.3            -             60.3
 Current portion of asbestos liability                      -               -              100.0            -            100.0
 Other accrued liabilities                                 90.2            44.3            209.0            -            343.5
                                                      --------------------------------------------------------------------------
  Total current liabilities                               754.9            92.1          1,263.6            -          2,110.6
Long-term debt                                          2,201.4             -               72.3            -          2,273.7
Long-term portion of asbestos liability                     -               -            1,251.4            -          1,251.4
Postemployment benefits                                   164.8            43.5            243.7            -            452.0
Other accrued liabilities                                   9.4            11.2             63.7            -             84.3
Minority interest in consolidated subsidiaries              7.9             -               57.8            -             65.7
Minority interest - preferred securities of affiliate       -               -              575.0            -            575.0
Shareholders' equity                                      586.0         2,573.0          1,296.5         (3,869.5)       586.0
                                                      --------------------------------------------------------------------------
  Total liabilities and shareholders' equity           $3,724.4        $2,719.8         $4,824.0        $(3,869.5)    $7,398.7
                                                      ==========================================================================

FEDERAL-MOGUL CORPORATION
UNAUDITED CONSOLIDATING CONDENSED BALANCE SHEET
DECEMBER 31, 1997
(MILLIONS OF DOLLARS)

                                                                  (UNCONSOLIDATED)
                                                     --------------------------------------------
                                                                      GUARANTOR      NON-GUARANTOR
                                                     PARENT          SUBSIDIARIES    SUBSIDIARIES    ELIMINATIONS  CONSOLIDATED
                                                     ------          ------------    -------------   ------------  ------------
Current assets:
 Cash and equivalents                                $ 504.9            $ 0.1           $   36.4       $   -          $  541.4
 Accounts receivable                                    47.1              -                111.8           -             158.9
 Investment in accounts receivable
  securitization                                         -                -                 48.7           -              48.7
 Inventories                                           166.3              -                110.7           -             277.0
 Prepaid expenses and income tax benefits               99.9              -                 13.3           -             113.2
                                                     --------------------------------------------------------------------------
  Total current assets                                 818.2              0.1              320.9           -           1,139.2
Property, plant and equipment                          162.5              2.0              149.4           -             313.9
Goodwill                                               107.0              -                 36.8           -             143.8
Other intangible assets                                 28.3              -                 20.1           -              48.4
Business investments and other assets                   61.9              -                 94.9           -             156.8
Investment in subsidiaries                             503.1              5.8                -          (508.9)            -
Intercompany accounts, net                            (702.8)             9.7              693.1           -               -
                                                     --------------------------------------------------------------------------
  Total assets                                       $ 978.2            $17.6           $1,315.2       $(508.9)       $1,802.1
                                                     ==========================================================================

Current liabilities:
 Short-term debt, including current portion of
  long-term debt                                     $  16.8            $ -             $   11.8       $   -          $   28.6
 Accounts payable                                       60.5              -                 41.8           -             102.3
 Accrued compensation                                   27.7              -                  9.1           -              36.8
 Restructuring and rationalization reserves             19.9              -                 11.6           -              31.5
 Other accrued liabilities                              39.7             13.3               77.4           -             130.4
                                                     --------------------------------------------------------------------------
  Total current liabilities                            164.6             13.3              151.7           -             329.6
Long-term debt                                         266.7              -                  6.4           -             273.1
Postemployment benefits                                164.0              -                 26.9           -             190.9
Other accrued liabilities                                -                -                 50.6           -              50.6
Minority interest in consolidated subsidiaries          13.6              -                  -             -              13.6
Minority interest - preferred securities
  of affiliate                                           -                -                575.0           -             575.0
Shareholders' equity                                   369.3              4.3              504.6        (508.9)          369.3
                                                     --------------------------------------------------------------------------
  Total liabilities and shareholders' equity         $ 978.2            $17.6           $1,315.2       $(508.9)       $1,802.1
                                                     ==========================================================================

FEDERAL-MOGUL CORPORATION
UNAUDITED CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 1998
(MILLIONS OF DOLLARS)

                                                                          UNCONSOLIDATED
                                                                ----------------------------------
                                                                         GUARANTOR    NON-GUARANTOR
                                                                PARENT  SUBSIDIARIES   SUBSIDIARIES  ELIMINATIONS  CONSOLIDATED
                                                                ------  ------------   ------------  ------------  ------------

Net sales                                                       $280.1     $36.2      $367.4         $(25.7)       $658.0
Cost of products sold                                            203.4      23.1       295.9          (25.7)        496.7
                                                                ---------------------------------------------------------------
     Gross margin                                                 76.7      13.1        71.5             --         161.3
Selling, general and administrative expenses                     (48.0)     (7.5)      (41.7)            --         (98.1)
Amortization                                                      (2.8)     (0.6)       (7.6)            --         (10.1)
Purchased in-process research and development charge                --        --       (18.6)            --         (18.6)
Restructuring charges                                             (5.6)       --        (4.9)            --         (10.5)
Adjustment of assets held for sale to fair value                    --        --       (20.0)            --         (20.0)
Interest expense                                                 (18.2)     (1.5)       (7.5)          11.7         (15.5)
Interest income                                                    6.7       7.7         4.0          (11.7)          6.7
International currency exchange losses                            (0.1)       --        (1.0)            --          (1.1)
Net gain on British pound currency option and forward contract    13.3        --          --             --          13.3
Other expense, net                                                (0.6)      6.1       (11.3)                        (5.8)
                                                                ---------------------------------------------------------------
     Earnings (loss) before income taxes                          21.4      17.3       (37.1)            --           1.6
Income tax expense                                                 3.1       6.9        (1.2)            --           8.8
                                                                ---------------------------------------------------------------
     Net earnings (loss)                                        $ 18.3    $ 10.4      $(35.9)        $   --        $ (7.2)
                                                                ===============================================================

FEDERAL-MOGUL CORPORATION
UNAUDITED CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 1997
(MILLIONS OF DOLLARS)



                                                                        UNCONSOLIDATED
                                                                -----------------------------------
                                                                         GUARANTOR    NON-GUARANTOR
                                                                PARENT  SUBSIDIARIES   SUBSIDIARIES  ELIMINATIONS  CONSOLIDATED
                                                                ------  ------------   ------------  ------------  ------------

Net sales                                                       $289.6  $  --         $226.1         $(30.1)        $485.6
Cost of products sold                                            224.3     --          179.3          (30.1)         373.5
                                                                ---------------------------------------------------------------
     Gross margin                                                 65.3     --           46.8             --          112.1
Selling, general and administrative expenses                     (45.1)    --          (30.8)            --          (75.9)
Amortization                                                      (2.0)    --           (0.5)            --           (2.5)
Interest expense                                                  (7.5)    --           (4.3)           2.0           (9.8)
Interest income                                                    2.7     --            --            (2.0)           0.7
International currency exchange losses                            (0.2)    --            0.1                          (0.1)
Other expense, net                                                (4.0)   2.4           (0.4)                         (2.0)
                                                                ---------------------------------------------------------------
     Earnings before income taxes                                  9.2    2.4           10.9             --           22.5
Income tax expense                                                 3.5    0.9            4.2                           8.6
                                                                ---------------------------------------------------------------
     Net earnings                                               $  5.7  $ 1.5         $  6.7         $   --         $ 13.9
                                                                ===============================================================

FEDERAL-MOGUL CORPORATION
UNAUDITED CONSOLIDATING CONDENSED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 1998
(MILLIONS OF DOLLARS)

                                                                      UNCONSOLIDATED
                                                           ---------------------------------------
                                                                       GUARANTOR     NON-GUARANTOR
                                                           PARENT     SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS   CONSOLIDATED
                                                           ------     ------------   -------------   ------------   ------------
   Net Cash Provided From (Used By)
     Operating Activities                                  $    57.5  $     3.7      $    21.5         $   -         $    82.7

Expenditures for property, plant and equipment                  (6.7)      (1.1)         (11.7)             -             (19.5)
Proceeds from sale of business investments                       3.4        -             45.9              -              49.3
Proceeds from sale of options                                               -             39.5              -              39.5
Business acquisitions, net of cash acquired                   (513.7)       -         (2,142.1)             -          (2,655.8)
                                                           -----------------------------------------------------------------------
   Net Cash Provided From (Used By) Investing Activities      (517.0)      (1.1)      (2,068.4)             -          (2,586.5)


Net increase (decrease) in debt                              2,117.5        1.5           (7.3)             -           2,111.7
Fees paid for debt issuance                                    (33.3)       -              -                -             (33.3)
Contributions paid to affiliates                            (2,217.4)    (565.4)                         2,782.8            -
Contributions received from affiliates                           -      2,217.4          565.4          (2,782.8)           -
Change in intercompany accounts                                110.5   (1,656.1)       1,545.6              -               -
Other                                                           (8.5)       -             (6.0)             -             (14.5)
                                                           -----------------------------------------------------------------------
   Net Cash Provided From (Used By) Financing Activities       (31.2)      (2.6)       2,097.7              -           2,063.9
                                                           -----------------------------------------------------------------------
   Net Increase (Decrease) in Cash                          $ (490.7)     $ -           $ 50.8         $    -         $  (439.9)
                                                           =======================================================================

FEDERAL-MOGUL CORPORATION
UNAUDITED CONSOLIDATING CONDENSED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 1997
(MILLIONS OF DOLLARS)

                                                                       UNCONSOLIDATED
                                                           --------------------------------------
                                                                      GUARANTOR     NON-GUARANTOR
                                                           PARENT    SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS  CONSOLIDATED
                                                           ------     ------------  -------------   ------------  ------------
     Net Cash Provided From (Used in) Operating
       Activities                                          $  30.1    $   (1.6)     $  (0.4)          $   -         $ 28.1

Expenditures for property, plant and equipment                (6.5)         -          (1.9)              -           (8.4)
Proceeds from sale of business investments                     -            -          10.4               -           10.4
                                                           --------------------------------------------------------------------
     Net Cash Provided From (Used By) Investing Activities    (6.5)         -           8.5               -            2.0


Net increase (decrease) in debt                              (15.3)         -          (8.0)              -          (23.3)
Change in intercompany accounts                               10.4         1.7        (12.1)              -             -
Other                                                         (6.5)       (0.1)        (0.3)              -           (6.9)
                                                           ---------------------------------------------------------------------
     Net Cash Provided From (Used By) Financing Activities   (11.4)        1.6        (20.4)              -          (30.2)
                                                           ---------------------------------------------------------------------
     Net Increase (Decrease) In Cash                       $  12.2    $     --      $ (12.3)          $   -         $ (0.1)
                                                           =====================================================================